PS-0021 5/06

THE GUARDIAN VALUE GUARD II VARIABLE ANNUITY

Supplement dated October 9, 2006 to Prospectus dated May 1, 2006

The following information should be read in conjunction with the Prospectus dated May 1, 2006 for The Guardian Value Guard II Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account A. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	Effective October 9, 2006, pursuant to shareholder approval of a plan of reorganization, the Guardian Stock Fund, Guardian VC 500 Index Fund, Guardian VC Asset Allocation Fund, Guardian VC High Yield Bond Fund, Guardian VC Low Duration Bond Fund, Guardian UBS VC Large Cap Value Fund, Guardian UBS VC Small Cap Value Fund, Guardian Bond Fund, Guardian Cash Fund, Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and Guardian Small Cap Stock Fund (collectively, the “Guardian Funds”) are no longer available as investment options under this contract. They have been replaced by the RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Low Duration Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Investment Quality Bond VIP Series, RS Cash Management VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, and the RS Small Cap Core Equity VIP Series (collectively, the “RS Funds”), respectively, each a series of the RS Variable Products Trust. All references to the Guardian Funds on the cover page and on pages 11, 14, 22, 34 and 47 are replaced with the RS Funds.

2.	Page 11 of the prospectus is amended by deleting the information relating to the Guardian Funds and replacing it with the following:

Variable investment options	Investment objectives	Typical investments
RS Core Equity VIP Series	Seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income	U.S. common stocks
RS S&P 500 Index VIP Series	Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk. Seeks total investment return consists of income and changes in the market value of the fund’s investments.	Shares of RS S&P 500 Index VIP Series, the RS Core Equity VIP Series, the RS Investment Quality Bond VIP Series, and the RS Cash Management VIP Series
RS High Yield Bond VIP Series	Seeks current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
RS Low Duration Bond VIP Series	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase

Variable investment options	Investment objectives	Typical investments
RS Partners VIP Series	Seeks long-term growth. The Fund seeks to increase shareholder capital over the long term.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued. The fund may at times invest a portion of its assets in debt securities and other income-producing securities.
RS Investment Quality Bond VIP Series	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations
RS Cash Management VIP Series	Seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity	Money market instruments
RS International Growth VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.	Common stocks and convertible securities of emerging market companies
RS Small Cap Core Equity VIP Series	Seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.	U.S. common stocks of companies with small market capitalization

2	PROSPECTUS

PROSPECTUS	3

3.	Page 14 of the prospectus is amended by deleting the information relating to the Guardian Funds and replacing it with the following:

Fund	Investment adviser and principal business address
RS Core Equity VIP Series RS Partners VIP Series RS Small Cap Core Equity VIP Series	RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Cash Management VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, I Greenside Row Edinburgh, EHI 3AN Scotland